ADVANCED SERIES TRUST

AST Mid-Cap Value Portfolio

AST Small-Cap Value Portfolio

Supplement dated June 19, 2015 to the

Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust and the series thereof, the Portfolios), and the Summary Prospectuses for AST Mid-Cap Value Portfolio (the Mid-Cap Value Portfolio) and AST Small-Cap Value Portfolio (the Small-Cap Value Portfolio), and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus.

A.	AST Mid-Cap Value Portfolio

The Board of Trustees (the Board) of the Trust recently approved the termination of the current subadvisory agreement with EARNEST Partners LLC for the Mid-Cap Value Portfolio. As a result of this termination, WEDGE Capital Management, LLP will become the sole-subadviser for the Mid-Cap Value Portfolio. This change is expected to become effective on or about July 15, 2015.

More detailed information will be included in an additional supplement to the Mid-Cap Value Portfolio’s Summary Prospectus, and the Trust’s Prospectus and SAI on or about the effective date of the transition.

B.	AST Small-Cap Value Portfolio

The Board recently approved the termination of the current subadvisory agreement with ClearBridge Investments, LLC for the Small-Cap Value Portfolio. LMCG Investments, LLC and J.P. Morgan Investment Management, Inc. will continue as subadvisers for the Small-Cap Value Portfolio. This change is expected to become effective on or about July 13, 2015.

More detailed information will be included in an additional supplement to the Small-Cap Value Portfolio’s Summary Prospectus, and the Trust’s Prospectus and SAI on or about the effective date of the transition.

ASTSUP1